Exhibit 10.1

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS SECOND AMENDMENT (the "Second Amendment") to the Employment Agreement dated as of the 1st day of October, 1998, and as amended June 16, 1999, is entered into as of the 21st day of February, 2001, by and between Tech Laboratories, Inc., with its principal place of business at 955 Belmont Avenue, North Haledon, NJ (the "Company"), and Bernard M. Ciongoli, residing at 17 Liberty Ridge Trail, Totowa, NJ (the "Executive"). The Company and the Executive are individually referred to as a "Party" and collectively referred to as the "Parties."

        WHEREAS, the undersigned are the Parties to an Employment Agreement dated as of October 1, 1998, as amended on June 16, 1999 (the "Employment Agreement"); and

        WHEREAS, under Paragraph 16 of the Employment Agreement the Parties may amend the Employment Agreement in a writing signed by the Parties;

        NOW, THEREFORE, the Parties hereby amend the Employment Agreement as follows:

        Paragraph 2 of said Employment Agreement is hereby deleted in its entirety and the following new paragraph is hereby inserted in lieu thereof:

        Subject to the terms and conditions hereinafter set forth, the Company hereby employs the Executive, and the Executive hereby agrees to enter into the employ of the Company, or any parent, subsidiary, or affiliate of the Company as the Company shall from time to time select, for an employment term commencing as of the 1st day of October, 1998, and continuing for a period of seven (7) years from such date (the "Term of Employment"). At the end of the initial Term of Employment, this Agreement shall automatically be renewed for an additional three (3) year period, unless either Party provides at least one hundred eighty
(180) days written notice of its decision not to renew the Agreement.

        IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be entered into as of the date and year herein above first set forth.

TECH LABORATORIES, INC.



By: /s/ Earl M. Bjorndal
   ---------------------
Name:   Earl M. Bjorndal
Title:  Vice President



EXECUTIVE

   /s/ Bernard M. Ciongoli
-------------------------
   Bernard M. Ciongoli